                                                                       Exhibit 4

    Temporary Certificate--Exchangeable for Definitive Engraved Certificate
                            When Ready for Delivery


   NUMBER                                                        SHARES
[          ]                                                   [        ]

                                   CONVERGYS

COMMON STOCK                                                   COMMON STOCK


                             CONVERGYS CORPORATION



INCORPORATED UNDER THE LAWS                               CUSIP
OF THE STATE OF OHIO

THIS CERTIFICATE IS TRANSFERABLE
IN NEW YORK, NY OR CINCINNATI, OH




THIS CERTIFIES THAT                                       SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS



IS THE OWNER OF


      FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF

                             CONVERGYS CORPORATION

transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile signature of the duly authorized officers.


Dated:




           /s/ WILLIAM D. BASKETT                  /s/ JAMES F. ORR
                  SECRETARY                               PRESIDENT





                         COUNTERSIGNED AND REGISTERED:

                                           FIFTH THIRD BANK      TRANSFER AGENT
                                          (Cincinnati, Ohio)      AND REGISTRAR


BY

                                                       AUTHORIZED SIGNATURE

                             CONVERGYS CORPORATION

     The Corporation will furnish without charge to each stockholder who so requests a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Secretary of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common              UNIF GIFT MIN ACT -- __________ Custodian _________
     TEN ENT -- as tenants by the entireties                             (Cust)              (Minor)
     JT TEN  -- as joint tenants with right of                         under Uniform Gifts to Minors
                survivorship and not as tenants                        Act ________
                in common                                                   (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, _____________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

[                                     ]

-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said Shares on the books of the within named Corporation will full power of substitution in the premises.

Dated                     , 19     .
      -------------------     ----




                    -----------------------------------------------------------
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED







-------------------------------------------------
The signature should be guaranteed by a
brokerage firm or a financial institution that is a member of a securities approved Medallion program, such as Securities Transfer Agents
Medallion Program (STAMP), Stock Exchange
Medallion Program (SEMP) or New York Stock
Exchange, Inc. Medallion Signature Program (MSP).